UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

SAIC, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-33072	20-3562868
(Commission File Number)	(I.R.S. Employer Identification No.)

1710 SAIC Drive, McLean, VA	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 676-4300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of SAIC, Inc. held on June 17, 2011, our stockholders approved an amendment to our certificate of incorporation to enable stockholders owning at least 10% individually, or 25% collectively, of the voting power of our outstanding shares to require the corporate secretary to call a special meeting of stockholders, subject to the provisions of our bylaws. Following stockholder approval of the amendment to our certificate of incorporation, our Board of Directors adopted, on June 17, 2011, corresponding changes to our bylaws, including requirements for requesting a special meeting and procedures to provide for an orderly process for calling a special meeting.

As amended, Section 2.02 of the bylaws provides that, for purposes of the ownership requirements, multiple special meeting requests will not be considered together if they relate to different items of business. In addition, in order to be valid, all special meeting requests must have been dated and delivered to the Secretary within sixty (60) days of the earliest dated special meeting request. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice and must be a proper subject for stockholder action under applicable law. Stockholders submitting a special meeting request are required to provide: (i) identifying information about each requesting stockholder, (ii) a brief description of each matter of business desired to be brought before the special meeting and the reasons for conducting such business at the special meeting, (iii) the text of the proposal or business, (iv) a description of any material interest of each requesting stockholder in the business to be brought before the special meeting, and (v) any other information that is required to be set forth in a stockholders notice to bring business or a nominee for director before an annual meeting. Section 2.02 also describes how a stockholder may revoke a request for a special meeting.

The certificate of incorporation and bylaws, as amended, are attached to this report as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Stockholders was held on June 17, 2011. The final results of the stockholders’ vote on each of the matters presented for a vote is set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
France A. Córdova	215,811,849	15,528,240	3,601,324	35,644,353
Jere A. Drummond	221,914,113	9,432,986	3,594,314	35,644,353
Thomas F. Frist III	223,520,839	8,184,896	3,235,678	35,644,353
John J. Hamre	223,647,648	7,440,445	3,853,320	35,644,353
Walter P. Havenstein	222,798,247	8,432,499	3,710,667	35,644,353
Miriam E. John	222,046,507	8,738,652	4,156,254	35,644,353
Anita K. Jones	221,499,321	10,014,745	3,427,347	35,644,353
John P. Jumper	223,077,370	8,644,975	3,219,068	35,644,353
Harry M.J. Kraemer, Jr.	222,080,815	9,471,806	3,388,792	35,644,353
Lawrence C. Nussdorf	222,382,875	8,500,770	4,057,768	35,644,353
Edward J. Sanderson, Jr.	222,816,169	7,400,095	4,725,149	35,644,353
Louis A. Simpson	221,578,580	9,011,435	4,351,398	35,644,353
A. Thomas Young	219,502,315	11,897,480	3,541,618	35,644,353

2.	The proposal to approve an amendment to our certificate of incorporation to enable eligible stockholders to call a special meeting of stockholders was approved based upon the following votes:

Votes for approval	260,503,582
Votes against	7,155,413
Abstentions	2,926,771
Broker non-votes	none

3.	The proposal to approve, on an advisory basis, the compensation of our named executive officers was approved based upon the following votes:

Votes for approval	221,967,249
Votes against	9,986,236
Abstentions	2,987,928
Broker non-votes	35,644,353

4.	The stockholders voted, on an advisory basis, to hold future advisory votes to approve the compensation of our named executive officers as follows:

Every year	211,905,627
Every 2 years	5,408,428
Every 3 years	15,474,056
Abstentions	2,153,302
Broker non-votes	35,644,353

The Board of Directors recommended that stockholders vote to hold future advisory votes to approve the compensation of our named executive officers on an annual basis. In light of such recommendation and the strong support for an annual vote as reflected in the above voting results, we will hold future advisory votes to approve the compensation of our named executive officers annually.

5.	The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012 was approved based upon the following votes:

Votes for approval	264,834,794
Votes against	4,261,012
Abstentions	1,489,960
Broker non-votes	none

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Restated Certificate of Incorporation of SAIC, Inc.

Exhibit 3.2	Restated Bylaws of SAIC, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SAIC, INC.

Date: June 22, 2011	By:	/s/ Vincent A. Maffeo
VINCENT A. MAFFEO
	Its:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of SAIC, Inc.

3.2	Restated Bylaws of SAIC, Inc.

5